UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 24, 2005

                          Mooney Aerospace Group, Ltd.
             (Exact name of registrant as specified in its charter)

        Delaware                       0-21749                  95-4257380
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                  165 Al Mooney Road North, Kerrville, TX 78028
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (830) 896-6000

                                   Copies to:
                                 Marc Ross, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers.

      At a meeting of the Board of Directors of Mooney Aerospace Group, Ltd. (the "Company"), held on July 24, 2005, J. Nelson Happy resigned as the Chief Financial Officer, President, Secretary and Vice Chairman of the Board of Directors of the Company. Subsequent to the foregoing resignation, Gretchen Jahn was appointed as the Chief Executive Officer, President and a member of the Board of Directors of the Company and Barry Hodkin was appointed as the Chief Financial Officer and Secretary of the Company.

      From March 2005 to the present, Mr. Hodkin has been the Chief Financial Officer of Mooney Airplane Company, Inc., a wholly owned subsidiary of the Company. From March 2004 to March 2005, Mr. Hodkin served as the Chief Operating Officer of Mooney Airplane Company, Inc. In addition, from October 2002 to March 2004, Mr. Hodkin was the President and Chief Financial Officer of Strojkov Engineering. From March 2001 to October 2002, Mr. Hodkin was the Executive Vice President and Chief Financial Officer of Superstav, a construction equipment manufacturer. From February 2000 to March 2001, Mr. Hodkin was the Managing Director and General Manager of Fermec International, a construction equipment manufacturer. Mr. Hodkin received a B.A. (with honors) in accounting and financial control from Lancaster University, Lancaster, England in 1977.

      From October 2004 to the present, Ms. Jahn has been the Chief Executive Officer of Mooney Airplane Company, Inc., a wholly owned subsidiary of the Company. From October 2003 to October 2004, Ms. Jahn served as the President and as a member of the Board of Directors of Knotridge Corporation. In August 1995, Ms. Jahn founded Aegis Analytical Corporation, from August 1995 to October 2003, Ms. Jahn served as the President, Executive Vice President and Chief Executive Officer and from August 1995 to March 2004, Ms. Jahn served as a member of the Board of Directors. Ms. Jahn has previously been on the Board of Directors of Air Race Classic, Inc. Ms. Jahn received a B.A. in psychology (cum laude) from Lawrence University in 1973. Ms. Jahn received a M.A. in experimental psychology from the University of Colorado in 1975.

Related Party Transactions

      Ms. Jahn leases an airplane to the Company at the rate of $125 per hour for an aggregate sum of approximately $7,000 paid to Ms. Jahn to date.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Mooney Aerospace Group, Ltd.

Date: July 28, 2005                    /s/  Gretchen Jahn
                                       -----------------------------------------
                                       Gretchen Jahn
                                       Chief Executive Officer